Exhibit 99.2

                                                                FINAL TRANSCRIPT

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                                                   [GRAPHIC APPEARS HERE]
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CONFERENCE CALL TRANSCRIPT

HTGC - Q1 2006 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL

EVENT DATE/TIME: APR. 27. 2006 / 4:00PM CT

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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CORPORATE PARTICIPANTS

CHRISTINA CARRABINO
Stapleton Communications Inc. - Senior Account Executive

MANUEL HENRIQUEZ
Hercules Technology Growth Capital, Inc. - President, Chairman and CEO

DAVID LUND
Hercules Technology Growth Capital, Inc. - VP of Finance and Senior Corporate Controller

CONFERENCE CALL PARTICIPANTS

DON DESTINO
JMP Securities - Analyst

PAUL HAMILOS
AG Edwards - Analyst

HENRY COFFEY
Ferris, Baker Watts - Analyst

GREG MASON
Analyst

PRESENTATION

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OPERATOR

Good day, ladies and gentlemen, and welcome to the Q1 2006 Hercules Technology Growth Capital earnings conference call. My name is Jeff, and I'll be your coordinator for today. [OPERATOR INSTRUCTIONS] I would now like to turn the presentation over to your host for today's conference, Ms. Christina Carrabino. Please proceed, ma'am.

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CHRISTINA CARRABINO - STAPLETON COMMUNICATIONS INC. - SENIOR ACCOUNT EXECUTIVE

Thank you. Good afternoon, and welcome to the Hercules Technology Growth Capital, Inc. first quarter 2006 financial results conference call. At this time, all participants are in a listen-only mode. Later we will open the call to your questions. Instructions for asking questions will be explained at that time.

The Company's first quarter 2006 financial results were released just after today's market close. They can be accessed from our website at www.htgc.com. I would like to remind everyone that today's call is being recorded. Please note that this call is the property of Hercules Technology Growth Capital, and that any unauthorized broadcast of this call in any form is strictly prohibited. An audio replay of the call will be available through our website or by using the using the telephone numbers and pass code provided in our press release.

I would also like to call your attention to the Safe Harbor disclosure in our press release regarding forward-looking information. Today's conference call may include forward-looking statements and projections, and we ask that you refer to our most recent filings with the SEC for important factors that could cause actual results to differ materially from these projections. We do not undertake any obligation to update our forward-looking statements unless required by law. To obtain copies of our latest SEC filings, please visit www.sec.gov or visit our website at www.htgc.com.

I will now turn the call over to Manuel Henriquez, Hercules' President and CEO. Go ahead please, Manuel.

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                                                                FINAL TRANSCRIPT
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Thank you, Christina, and thank you everyone for joining us today. I'll spend a few minutes discussing the highlights of our first quarter, Hercules' investment portfolio and recent venture capital industry trends and activities. David will then provide you with a detailed analysis of our first quarter 2006 portfolio and operating results. After that, we'll be happy to take questions.

We are pleased to announce very solid performance in the first quarter of 2006. We had record quarterly revenues during the quarter of $6.5 million, an increase of 50% over the previous fourth quarter. Our net investment income before taxes increased 115% over the fourth quarter to $2 million or $0.21 per share. And our taxable income was approximately $750,000 or $0.08 per share, which reflects the accounting as a C Corp, and we will expand on this issue on qualifying as a RIC as we progress in the call.

Our pro forma taxable income, we had reported a -- excuse me; our pro forma taxable income had we reported as a RIC, or Registered Investment Company, would have been approximately $2.9 million or $0.30 per share. Our net assets were approximately $119 million or $11.63 a share for the quarter -- at quarter end pardon me.

On the portfolio side, our new debt commitments increased by $81 million to 11 companies. Our new debt fundings in the quarter totaled $32.5 million to 10 new companies, and our total commitment since inception now exceeds over $310 million. We declared a dividend of $0.30 per share, our third dividend since inception, payable to shareholders of May 5th and record date of April 10th.

In addition, we are pleased to announce on April 20th, 2006 the successful completion and oversubscription of our transferable rights offering, providing Hercules with gross proceeds of approximately $36 million. We received total subscription interest to purchase approximately 4.4 million shares, compared with our offering of 3.4 million shares. This offering demonstrates our investors' continued support of the Company and our ability to raise capital to fund future investments.

During the quarter, we selectively and opportunistically added liquidity by successfully expanding our credit facility with Citigroup to $125 million from previously $100 million credit facility and total commitments. This added capital will give us financial flexibility as we progress into 2006 to expand our investment portfolio. We also announced a new $5 million equity investment by Farallon Capital Management, an original investor in Hercules. Citibank and Farallon have been valuable partners and we are excited about our continued relationship with the two of them.

Now I'd like to mentioned additional changes in the quarter. I would like to also mention that we are pleased to announce that Robert Badavas our board member who joined us during the quarter. Bob has taken on the position as Chairman of the Audit Committee and he is also a member of our other committees as well. Bob is great addition to our board, he brings with him strong financial leadership combined with extensive experience in the technology industry and knowledge as a venture capitalist being -- have been the former CEO of Atlas Venture. Bob along with the two other board members Joe and Allyn will continue to help us tremendously as we grow our business.

Now I'd like to share some thoughts on the current state of the venture capital marketplace in terms of VC, fundraising activities during the quarter 2006. According to a survey published last week by Thomson Venture Capital Economics and the National Venture Capital Association private equity fundraising by general partners maintained a strong momentum in the first quarter of 2006 with 93 venture fund raising a combined 34 -- $31.4 billion in new capital.

Since our inception we've experienced phenomenal growth and we continue to take advantage of our huge market opportunity to offer complimentary and alternative sources of growth capital to venture-backed companies. According to Dow Jones/VentureOne there are currently over 5,400 privately funded venture capital-backed companies that have received approximately $132 billion of cumulative investments over the last six years. We believe there is still significant unfulfilled market demand for debt at reasonable valuations by venture capital backed companies.

In addition during Q1 2006 we saw new equity investments to US venture capital backed companies by VCs of approximately $6 billion, representing over 550 new transactions completed during the quarter. Of that 56% of the capital was deployed to technology companies 27% to healthcare and life sciences and 17 to the balance of the remaining industries.

In addition, the San Francisco Bay area continue to dominate the venture capital marketplace with 1.2 billion of the $6 billion in new investments while New England received the second largest traunch of $1 billion according to Dow Jones/VentureOne. Thanks to our highly seasoned experience origination and management team combined with a growing reputation has allowed us to continue to track new investment opportunities and repeat business as we continue to build our portfolio. We have over 100 different venture capital firms financially supporting our portfolio of over 40 technology and life sciences companies. These relationships are long standing, strategic and are well respected top tier venture capital firm across the country.

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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At Hercules, we continued to diversify our investment portfolio within the technology and life sciences industries including bio pharmaceutical, communications, networking, software consumer and business products, electronics and computer hardware, medical devices and semiconductor as well as internet companies.

During our Q1 commitments we invested in the following new industries, 41 % of Q1 investment activities were deployed into bio pharmaceutical; 16% into the communications and networking companies; 14% into software, 11% into energy or Cleantech; 10% into consumer and business product companies; 6% into consumer internet services and lastly 2% into medical devices and equipment.

Our national presence continues to be a source of deal flow, which allows us to invest -- which allowed us to invest in 11 companies throughout the United States of which 6 were located in the East Coast, 3 were located in California and 2 located in our Midwest region or our Colorado offices.

We are very excited about our phenomenal growth, since originations began 16 months ago. We remain committed to delivering financial solutions to our clients that meet their specific needs, offering customized and flexible financing solutions.

With that, I'd like to turn over the call to David to review the first quarter portfolio and operating results for the Company. David?

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DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Thank you, Manuel. And thank you to all of you for joining us today. I will start out with our portfolio and investment activity. During the first quarter, Hercules entered into agreements to provide debt funding of $81 million to 11 new companies. We funded a total of $32.5 in debt commitments to 10 companies and had 3 portfolio companies fully repay their outstanding loans for approximately $22 million.

We also participated in one new equity funding to an existing portfolio company, representing an investment of $500,000 in preferred equity securities, bringing total equity investments at fair value to $4.7 million.

During the first quarter, we recorded a realized gain of $1.5 million. The gain was comprised of an additional recovery of $500,000 on [Metreal] and $1.1 million from the sale of the remaining shares in Labopharm. Our total realized gain on the equity investment in Labopharm was approximately $1.6 million.

As of March 31, 2006, the Company's unfunded debt commitments totaled $81.7 million to 16 portfolio companies. In addition, Hercules executed non-binding term sheets with 11 prospective portfolio companies representing approximately $62 million, which are subject to further negotiation and due diligence. I would also like to point out that we also had future equity participation rights in approximately 18 portfolio companies.

The fair value of Hercules' debt portfolio at March 31, 2006, was $172.1 million, representing investments in 41 portfolio companies compared with $171.8 million at December 31, 2005, representing investments in 31 portfolio companies. The fair value of the Company's equity portfolio at March 31 was $4.7 million, representing investments in 7 portfolio companies compared with $4.9 million at December 31, 2005, representing investments in 7 portfolio companies.

The change in our portfolio position was the result of the sale of Labopharm shares and the investment in one existing portfolio company. Our current investment portfolio at fair value is comprised of the following -- 92.8% of the portfolio is in debt investments; 4.5% in warrant value; and 2.7% in equity investments.

At March 31, 2006, the overall weighted average yield to maturity on the Company's loan portfolio was 12.6%. As for operating results for the first quarter, during the first quarter, investment income was $6.5 million, an increase of approximately $2.2 million or 50% compared with $4.3 million in the previous quarter.

Interest expense and loan fees were $1.9 million during the first quarter, representing an increase of approximately $700,000 from $1.2 million in the fourth quarter. The increase in interest expense was primarily related to the interest rate on the outstanding Farallon loan of 9.76 in the fourth quarter compared to 3 --13.5% for the two months of the first quarter, and the fact that the loan remained outstanding longer than anticipated.

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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This higher interest rate resulted in approximately $160,000 of higher interest expenses that anticipated. In March 2006, we repaid principal of $10 million to Farallon and lowered the interest rate to 10.86%. The higher interest rate and fees were also due in part to the increase in our existing Citigroup credit facility, which was increased to $125 million and additional borrowings of $20 million.

Total operating expense, including interest and loan fees were $2.5 million an increase of $300,000 from $2.2 million in the fourth quarter. This increase was primarily due to Sarbanes-Oxley related compliance expenses and higher legal, audit and tax services.

Net investment income before taxes for the first quarter was approximately $2 million, compared with approximately $941,000 in the fourth quarter of 2005, an increase of approximately 115%. Basic net investment income before taxes during the first quarter increased 110% to $0.21 per share based on 9.9 million weighted average shares outstanding, compared with $0.10 per share in the fourth quarter based on 9.8 million weighted average shares outstanding.

The net unrealized appreciation on investments was approximately $700,000 in the first quarter of 2006, compared with an unrealized loss of approximately $1.4 million in the fourth quarter of 2005. This net unrealized appreciation was the results of an unrealized appreciation of $2.0 million on our warrant portfolio offset by unrealized depreciation of approximately $1.3 million in the investment and equity portfolio.

Net income in the first quarter was $2.5 million after taking into account a tax provision of approximately $1.8 million, compared with a net loss of $200,000 in the fourth quarter. Basic net income was $0.25 per share as compared with a net loss of $0.02 per share in the fourth quarter.

Taxable income approximated $750,000 in the first quarter, as adjusted for the effects of deferred revenue, timing differences for book and tax, the impact of FAS 123R expense, and tax accounting as a C Corp. Basic taxable income was $0.08 per share as compared with 26% -- $0.26 per share in the fourth quarter of 2005. On a pro forma basis, taxable income as a RIC would have been $0.30 per share based on $9.9 million weighted average shares outstanding. During the first quarter, we reported our GAAP operating results and taxable income as a C Corp. We anticipate resolving this reclassification in the next 60 days.

Now, I'd like to discuss our Liquidity and Capital resources. During the quarter, we raised $5 million from the Farallon investments and we borrowed $20 million under the Citigroup credit facility. As Manuel mentioned, we raised approximately $34 million in net proceeds through our rights offering and these proceeds combined with $30 million in cash at the end of the quarter, normal principal repayments to be received in future periods and additional $54 million available under the Citigroup facility will gives us financial flexibility as we progress into 2006. And we will be used for -- to fund future investment and operations.

Now, for our portfolio quality. At March 31, 2006, grading of the debt portfolio, excluding the warrants and equity investments, was as follows; Grade 1 investments totaled approximately 8% of the portfolio. Grade 2 investments totaled approximately 82.8% of the total portfolio. Grade 3 investments totaled approximately 7.4% of the total portfolio. Grade 4 investments totaled approximately 1.8% of the total portfolio. And we had no Grade 5 investments.

At March 31, 2006, the weighted average loan portfolio graded average for Hercules's loan portfolio was 2.05 on a scale of 1 to 5, with 1 being the highest quality as compared to 2.05 as of December 31, 2005.

With that I will now turn the call back to the operator.

QUESTION AND ANSWER

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OPERATOR

[OPERATOR INSTRUCTIONS] And your first question comes from the line of Don Destino. Please proceed.

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DON DESTINO  - JMP SECURITIES - ANALYST

How are you guys? Congratulations on a nice quarter.

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Thanks, Don.

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DON DESTINO  - JMP SECURITIES - ANALYST

Couple of questions. Can you tell us how many companies in the portfolio, maybe during the first quarter and to-date have received some rounds of financing subsequent to the Hercules debt investments?

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DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

I'm sorry. How far are you asking the question to go back?

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DON DESTINO - JMP SECURITIES - ANALYST

I guess, I'd like to know, how many in the first quarter got -- net received and then if you have it handy, how many total had received subsequent rounds of financing after your investment?

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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

So -- I'm sure, you're fully aware, we said it as on various occasions in the past not all of our companies necessarily allow us to report their financial activities because some of them are private. But net said, we had approximately seven of them our portfolio companies during the first quarter 2006 had received financings, or new top offices as we like to call them, and in fact, if -- so, a few of them have made a very significant media announcement. Merrimack, in particular, a few weeks back made it to the front page of the Section C of The Wall Street Journal announcing a 60 million plus equity financing that they raised. In fact the numbers are out $65 million.

And just to that most recently you had other announcement for example RazorGator also disclosed that they raised approximately $23 million of capital during the quarter and Sling Media also raised something in the order $46 to $47 million of new capital during the quarter as well as others in our portfolio. So we continue to see very strong edification or I should say validation of our selections of portfolio companies as these companies continues to receive additional rounds of equity capital at higher valuations.

Why it is important for us is two fold, one we get a stronger balance sheet, which means we have additional capital on the balance sheet to amortize a debt or significantly mitigate the risk in our -- on our debt outstanding by having more cash on the balance sheet.

And then secondly, we see an instant accretion as we then realize an unrealized appreciation in our warrant holdings in those private companies.

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DON DESTINO  - JMP SECURITIES - ANALYST

That's great. Thanks. And then next question on, you mentioned you have three pay-offs in the first quarter, is it safe to assume that you now hold once on those three pay-offs without any principle exposure and are those the only three thus far that can be described that way?

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MANUEL HENRIQUEZ - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Yes. I mean, you should always expect us to see that unless we opt to either recall the credit or some other circumstances, it is generally that when a company repays back its loan, we are not obligated to cancel the warrant. In fact as a reminder it is fairly atypical that our warrant portfolio has an estimated average life between five to seven years, since the inception of the credit or the initial transaction with the Company. So the -- to answer you question specifically, all three companies, who are by the way performing extremely well, we continue to remain and hold the equity -- the warrants in those companies.

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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DON DESTINO - JMP SECURITIES - ANALYST

Got you. And then I know in the past calls you've mentioned that Grade 3 investments are sometimes companies that aren't distressed in any way but are just going through the process of a new round of financing and so they warrant extra scrutiny. Is that the case with any of the -- well I think you said 7.4% of the portfolio that's Grade 3 or should we assume that those are ones that are at least modestly underperforming in your view?

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MANUEL HENRIQUEZ - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

No. As we signaled in our prior calls and unlike other BDC's out there because all of our technology companies require additional rounds of financial support for their venture capital private equity sponsors, we will always in the normal course of business as the Company approaches an imminent round of financing -- as they approach that round of financing, will naturally degrade the credit rating from a 2 to a 3 in order to enhance or increase our watch of that company until the financing event closes.

So it is fairly typical to see a company go from a 2 -- a Grade 2 to a grade 3 and then progress up again. But as of right now, the three companies -- the companies, excuse me that make up the Grade 3, those are companies that we continue to watch and are either have closed or are about to close a round of financing.

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DON DESTINO  - JMP SECURITIES - ANALYST

And then can I assume that the Grade 4, that's just one company?

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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

That is in fact only one company. And I would like to happily report but I will be able to do that probably next week that that company will be - will have closed it's new round of financing, some time early next week. But because of the timing delay and until it occurs, we opt to be more conservative and highlight it as a Grade 4. But once we are confident, the capital in fact has gone into the company, we will then rearrange the credit or revisit the credit rating at that point.

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DON DESTINO  - JMP SECURITIES - ANALYST

Got you. And then last one, Dave you -- you started to go -- or you did go through this. But just -- I just wanted to check my math. So I think you said
81.7 million binding commitments outstanding, 62 million proposed but not binding. And if I take those, if I add those two up and then add up all of the sources of liquidity that you cited, am I going to find that there is more liquidity than commitments and proposed commitments?

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DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Yes that's right. Because of the -- the additional principal payment, payments that we'll be receiving back as well and the borrowing capacity under the Citibank loan, I think you'll find that we have plenty of liquidity at this point.

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DON DESTINO  - JMP SECURITIES - ANALYST

Great.

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MANUEL HENRIQUEZ - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

And John, the other thing I want to also point out, that we also have already disclosed unfunded commitments instead of 81 -- basically $82 million of unfunded commitment and just wanted to make sure people understand, not all fund commitments get funded because there could be contingencies where the acquisitions or other factors by which we can control or not control that the Company will actually draw down or not draw down money. So it does not necessarily mean that all of our commitments get drawn down.

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Yes. Nor will all of the 52 necessarily be funded because they still have to go through the additional due diligence and scrutiny with the investment committee.

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DON DESTINO - JMP SECURITIES - ANALYST

Understood. All right. I will let them be up on the chat. Thank you very much.

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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Yes. Thank you Don.

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OPERATOR

And your next question comes from the line of Paul Hamilos. Please proceed sir.

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PAUL HAMILOS - AG EDWARDS - ANALYST

Okay. Thank you very much. For those of us who haven't followed your company for that long, can you just help us understand exactly what's going on with the [RIC collection] and walk us through, what -- I guess everything that we need to know to understand the reconciliation that you provided on the last page and where you'll plan to be starting when you qualify as a RIC?

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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Sure. Let me give you kind of an overview of where we stand on the RIC issue. Partly, to be honest with everybody on the call here, the Rights offering took a little longer than we anticipated and in fact, took away management's kind of bandwith from getting the RIC status issues finally resolved and put behind us.

And the matter is actually more simple than that. The RIC test is something that actually takes place at the end of 2006 when we file our tax form, our IRS form, that's when we make the election. The issue why we have not a firmly state that we are RIC now, is a very simple issue. And that issue evolves around the definition of what's called free income and under the RIC test there is something that's called good income and bad income, and it - the test is as simple as this.

If we were deemed to be have what's called fee income, and that fee income exceeds 10% of the aggregated revenues of the company, under the IRS ruling as a RIC, that in fact, could be deemed to be bad income. Now where does that put us? Because if we actually realize what's called facility fee income or origination income, or commitment fees, these fees that we ascribed the term fees are no different than paying down your mortgage on your home, where you actually pay points in advance and you buy down your rates.

Now, the reason why it's important to make the distinctions, is the following, if you want to literally interpret the regulation regarding the RIC status, the uses of word fee is a little bit ambiguous. So all that we need to do is, simply make sure that when we make our election that the fees that we have deemed to be origination fees attributed to a loan origination that are viewed as basically early payment of principle, I'm sorry, of interest does not necessarily jeopardize description under the IRS rules on RIC.

Last point on this issue. Because our small size in terms of our revenue base, this problem will quickly go away as a more meaningful part of our revenues actually become interest income. Now, the reason why we opted to be more conservative in this quarter is that until we have a chance to really make sure that we believe that we're going to qualify for it, which by the way management does believe that we will qualify as a RIC, but until we can make that affirmative statement and spend time with our auditors, explaining to them and walk them through why our facility fees are in fact pay downs of our interest rates or points we paid in advance, that's how we simply opted to report this quarter as a C Corp.

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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
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Now, another footnote, and I'll let David expand this in a second. As we report the C Corp in the first quarter, you will see us when we qualify for RIC in calendar 2006, you will see that the corresponding accrual attributed to the income tax expense of being a C Corp will in fact be reversed and that's why we're reporting this quarter the pro forma equivalent of a taxable income. And I'll let David elaborate, if there's anything to elaborate on that.

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

No, I think you pretty much covered it well.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Does that explain it, Paul or do you want me go a little deeper?

--------------------------------------------------------------------------------
PAUL HAMILOS  - AG EDWARDS - ANALYST

Well, I think it explains it, but I'm going to need a minute to digest that. I also wanted to ask you about the particularly the large cash balance at the end of the quarter. Did you receive some repayments close to the end of the quarter that you just weren't able to deploy or what exactly explains why that number is so large?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

That's exactly right, Paul. As that the very end of March, we received a repayment from one company, a fairly substantial repayment, and we are continuing to obviously invest all the funds. But that's why we ended up with $32 million at the end of the quarter. And the principle payments that we received during the period.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Yes, Paul. The only thing I'd take some issue with your words is it's not that we couldn't deploy them, in fact that payment came in at the last few days of the month. And in fact, it's not that we can't deployed them because the fact of the matter is we have $82 million of unfunded commitments and $62 million of signed term sheets. So the issue is just the timing issue on when we get these early prepayments as they come in.

--------------------------------------------------------------------------------
PAUL HAMILOS  - AG EDWARDS - ANALYST

Okay. Great. Thank you.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

It's how we can deploy. Okay.

--------------------------------------------------------------------------------
OPERATOR

And your next questions come from the line of Henry Coffey. Please proceed.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Good afternoon everyone. I think that explanation on the RIC issue was very helpful. How long you're saying that in 60 days you'll have a definitive answer on this?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

Yes. We'll be working with our tax accountants attorneys just to resolve this very quickly. And we certainly want to get result in 60 days.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Who are your -- or it doesn't matter who they are? I think the real question is what has been their preliminary read on this issue?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Well, I think it come downs the fact that the IRS code is extremely ambiguous
--

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right.

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

-- as Manuel mentioned. And it's just a matter of our defining it and showing that we believe that these revenues do not necessarily represent bad income. We believe that they are good income and we're taking that position and we'll be discussing it.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Is this an item that will be ruled on by your auditors or is this an item that could be successfully resolved with your tax attorneys?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Well, the answer is actually somewhat more pragmatic then that. I mean, Heny the issue is as simple is this. We believe our interpretation and every other BDC's interpretation out there is that the fee income that we generated is in fact attributed to loan origination --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

-- and interest rates.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

And I mean it almost seem it's several of your peers especially ACAD's for them to generate a tremendous amount of fee income every year and have obviously gotten through this hurdle.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Yes. And our issue as I said a minute ago is primarily, management still believes that in fact we will qualify as a RIC, but rather than getting into the distraction we have with the rights offering, this issue will now be full attention of management and getting resolved. And it will be resolved in very short order here, in our position. We believe that we can and will qualify as a RIC, BDC and I will also tell you that a big part of that is under our control, to make it occur that we will qualify in 2006.

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

When you say it's under your control meaning -- ?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

We could change it -- if for whatever reason the fees are in fact deemed to be bad income, we can change the characteristics of the fees to change the make up of the fees to make it more like pure interest.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

You could -- if you found yourself in - let's assume a technical situation where whatever you get was "wrong," could you then in cooperation with your borrowers in essence, technically rebate those fees, restructure the contract --

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Yes.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

-- and still qualify under the RIC rules?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

That is correct. That is our believe that we can referral it easily. We can change the makeup of the underlying fees that are deemed to be bad income which I don't think they will be and simply change the characteristic of those fees to be basically interest payments.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Well, that's extremely helpful. Getting onto the issues more of substance, the pipeline is it, if we were going to call what you've got going on a pipeline is it safe to simply add the $62 million in unfunded commitments in $82 million together to get a pipeline figure or is there some double counting there?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

No, there's not a double counting, and let me kind of give you --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Well, I mean I know that that would be aggressive to add those two, but --

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Well. So here's the way we should look at it. Signed term sheets to us that are in final loan documentation and due diligence, we generally see approximately 75 to 80% of those convert into a portfolio company status or closed funding commitment on behalf of Hercules on a historical basis. So you can simply extrapolate from that comment 62 million of that, and 80%, for example, should convert in the proceeding next few weeks into a portfolio company status, meaning $50 million

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Of a signed commitment.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Signed commitment. Now, of the signed commitments, we have a couple of different things that we've talked about in the past and I want to take this opportunity to reinforce what we've been saying is the following. It is a rare circumstance, and I've been doing this for a long time, that you will see a 100% of your sign commitment actually become fully drawn down --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

It is historically -- again, not to use the same average, but it happens to be a coincidence -- that is also 75% to 80% of the signed contractual commitments that we have actually fund. Of that, it is typically seen between 35 to 50% of the commitment signed in that quarter will draw down the corresponding balances in that quarter, then proceeded over the next two quarters of the remaining distribution expense.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right. So you've got what we can call -- with a little jiggering, we could probably calculate what we're going to call the pipeline by adding those two and, essentially, multiplying them by 0.75.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

That is correct. David?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

That is correct.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

So that's a tremendous sort of line up of volume. I've just got a -- I've got a series of questions here, so I apologize. $1.3 million of unrealized depreciation, how much of that was the reversal of other appreciation or was that a true write-down of assets?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Part of that was the reversal of the Labopharm out of --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right. And could you have that -- how much of that was --

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

That was approximately $1.3 million that we actually flipped out of --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

So the $1.3 million of unrealized depreciation was completely tied to the oddities of RIC accounting where you've gains, and so there wasn't really a write-down of anything?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

No. That's not correct. We actually had a write-down of an investment in the quarter by only $1 million. And then, of course, that was offset by numerous appreciation of other investors in the quarter as well.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

So you had -- going through this -

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

The asoteric --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

-- you had $2 million of gains -- of unrealized gains --

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Right.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

-- and then you had $1.3 million of unrealized depreciation. And of that $1.3 million of unrealized depreciation, how much of it was simply the reversal of appreciation tied to Labopharm and how much of that was the write-down of actual investments?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Okay. I'll just add this here for you real quick.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Sure.

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

So because we had -- we also had an unrealized appreciation of the equity as well in one portfolio of approximately --

--------------------------------------------------------------------------------
HENRY COFFEY - FERRIS, BAKER WATTS - ANALYST

Right. And that's what I'm trying to sort through.

--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Can I cut to the chase, Henry? The easiest way of looking at it is the following. We had a $1 million write-down in the portfolio attributed to the asset -- one of the assets in the portfolio.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

An unrealized depreciation.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Correct. Unrealized depreciation. And then we had the nuances attributed to RIC BDC accounting --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Of 300,000.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

-- reversing the Labopharm unrealized to a realized status.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

And then, on top of that we had then realized gains in the quarter 00

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Of?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Of -- I'm sorry. I don't have that in front of me.

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Approximately $700,000 of what we had.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

No. Then you had the realized -- you had the appreciation of $2 million, and then you had the realized gains?

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Yes, correct.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Great. And again, one more set of questions. We've got really four investments with a public face.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Right.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Labopharm, which you've sold for a gain; Alcmene which is appreciated nicely from $16 to $20 a share this quarter. Can you give us a sense of how many share of Alcmene you actually own, if we convert your preferred in your stock positions?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Sure. I think, the share count is approximately 60 - a little over 60,000 shares is the share count at an effective price on a blended base of around $4 a share.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

That is your "cost."

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

That is my effective cost on the position.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

And it's now a $20 stock?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

It's now a $20 stock, that's correct.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Yes.

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

So we looked at, basically a 5x appreciation of securities --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Exactly.

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

-- in under two years.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Now the two other companies that have gone - are in or gone through their IPO's QuatRx is still going through the filing process?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Yes. QuatRx you and I have the same --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Q, U, A, T, capital R, X I think there is a Z Q and a V in there.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

There is another one with a Z as well. We seem to like the latter part of the alphabet.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

QuatRx Pharmaceuticals, you've got an S1 in process with no real information in there?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Well, the most - the most recent S1 updated on Edgar gives you a filing range of $10 to $13 per share.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Okay.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

And we are in a -- it's a fairly difficult amalgamation of the calculation. But in essence, looking at us, depending if it's priced at the low end of the range to be conservative, you're looking at anywhere between a $7 and $8 strike price, if you will.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

So the strike price is going to be a function of --

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

The effective price.

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
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--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

The effective price.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Right. And then of course, there's two other factors attributed to that -- the amount of capital raised and the time elapsed [inaudible - cross talk]--

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Right.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

-- the commitment.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

So, now -- and -- but I'm just trying to keep it simple, because I was so complex in my last set of questions. On the Omrix that went public at 10. And your -- have they paid down the debt.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

No. Despite -- at this juncture, despite what they said in their N2 - in their S1 - pardon me, I'm stuck in BDC world - they have not indicated any interest as of right now to pay down the debt.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

And what's the status of your warrants there?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

The warrant's right now at a strike price of $11.50 and the fair value of the stock, I think it close to maybe $10 today.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

But you got -- you got a good solid loan there and opportunity for some upside.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

You got it. In fact, the company having raised a little over $30 million plus of capital, and given what the progress the company has made and it's also -- it's generating revenues, we continue to think that's a very good company and stand right behind that company 100%.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

And I know we had some, there were some other questions on this issue, but looking at your rating system, but the lowest rated stock is simply someone that's going through an equity -- a capital raise.

--------------------------------------------------------------------------------
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APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

It is generally we're at the lowest. We will lower and degrade --

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

I'm just -- I am looking at the page 6. The grade 4 investment, you got $3 million?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

That's a sole investment there, that company is in fact going through a financing right now. The reason why it became a grade 4 is that the window - or I should say the timing of which we expected that financing to close lapsed, but now we've been in -- obviously in dialogue with the company. And we're now fairly confident that financing will in fact come together early next week.

--------------------------------------------------------------------------------
HENRY COFFEY  - FERRIS, BAKER WATTS - ANALYST

Excellent. Well, thank you very much. Obviously, very strong trends here and I look forward to the resolution of this other issue.

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MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

So, do we, Henry. Thank you.

--------------------------------------------------------------------------------
OPERATOR

And your next question comes from the line form [Greg Mason]. Please proceed.

--------------------------------------------------------------------------------
GREG MASON ANALYST

Thank you. I was wondering if you could talk about the change in your G&A expenses quarter-over-quarter, and what we should be kind of expecting going forward there?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

Okay. As we indicated we were a few hundred thousand dollars higher than the prior quarter. And that was really related to the fact that we have started the Sarbanes-Oxley process and have begun the typical process of documentation incurring more expenses related to that process. And also, we've had slightly higher legal and accounting expenses in this quarter with the number of filings that we've had with the SEC, negotiations with the [FBA] in resolving our final approval for that and so on.

And so, we would expect the go-forward expenses would not necessarily include the expenses of the audit and tax, but we will be incurring the expenses of Sarbanes-Oxley.

--------------------------------------------------------------------------------
GREG MASON ANALYST

Okay. And then just a clarifying statement if you could. You talked about the future equity in 18 companies in your portfolio, and I was under the impression that you had equity rights in all 41 companies in your portfolio. Am I just misunderstanding that statement?

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Well, the answer is we've actually exercised equity rights on various companies already. I think we indicated that we have $4.9 million or basically $5 million of current equity position, that is consisting of 7 additional companies, and we also have numerous other equity rights that we let lapse or expire, because we've opted not to make the equity investments to get either valuations or other factors that we may have deemed not to be of interest to us to put an equity exposure in the company.

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

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GREG MASON ANALYST

Okay. Great. And last question. Can you give us the rate on the city facility that you have?

--------------------------------------------------------------------------------
DAVID LUND  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                   VP OF FINANCE AND SENIOR CORPORATE CONTROLLER

It's LIBOR plus 1.65.

--------------------------------------------------------------------------------
GREG MASON ANALYST

Great. Thanks.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

One month LIBOR plus 1.65 bps.

--------------------------------------------------------------------------------
OPERATOR

[OPERATOR INSTRUCTIONS] Gentlemen, I'm showing there are no questions at this time. I'd like to turn the call back over to Mr. Manuel Henriquez.

--------------------------------------------------------------------------------
MANUEL HENRIQUEZ  - HERCULES TECHNOLOGY GROWTH CAPITAL, INC. -
                                                     PRESIDENT, CHAIRMAN AND CEO

Okay. Well, thank you everyone for your continued interest and support of Hercules Technology Growth Capital. We're committed to building our portfolio companies into market leaders. We have started 2006 on a solid ground, and we're excited about our future and our future prospects and opportunities.

I'd like to let everybody know that we'll be traveling to meet with our investors throughout the coming quarter. And if you would like to arrange a meeting or have additional questions, please contact Christina Carrabino at 415-929-9307 or of course, you're welcome to call the management company as well at Hercules here at 650-289-3061, or visit our website. And again, thank you very much for your time and your support.

--------------------------------------------------------------------------------
OPERATOR

Ladies and gentlemen, this concludes the presentation. You may now disconnect. Good day.

--------------------------------------------------------------------------------
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the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
APR. 27. 2006 / 4:00PM CT, HTGC - Q1 2006
                     HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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